SMITH BARNEY FUNDS, INC.
SHORT-TERM U.S. TREASURY SECURITIES FUND
(the "Portfolio")

Supplement dated May 27, 1998 to
April 28, 1998 Prospectus


The following information supplements, and to the extent inconsistent therewith, supersedes, the information set forth in the Prospectus of the Portfolio dated April 28, 1998 (the
"Prospectus"):

The Board of Directors of Smith Barney Funds, Inc. has approved changes to the investment policies of the Portfolio and a related name change. It is anticipated that these changes will become effective on or about July 2, 1998.

The name of the Portfolio will change to :Short-Term High
Grade Bond Fund." The Portfolio's investment objective will remain current income, preservation of capital and liquidity; however, the Portfolio will be authorized to invest in investment-grade corporate debt securities, bank obligations and a variety of U.S. government securities (including mortgage-backed securities and other U.S. government agency securities) in seeking to achieve its objective.

The Portfolio will attempt to minimize fluctuations in the market value of its portfolio securities by maintaining an average weighted maturity of between 1 and 4 years under normal conditions.

FD 01462

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